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                                                                 Exhibit 10.27

                                  AMENDMENT TO
                              ANGELICA CORPORATION
                       DEFERRED COMPENSATION OPTION PLAN
                       FOR SELECTED MANAGEMENT EMPLOYEES


            The Deferred Compensation Option Plan for Selected Management Employees (the "Plan") is amended, effective November 1, 1994, in the following particulars:

                                       I.

            A new Section 5.4 is hereby added to the Plan to read as follows:

            "5.4  Acceleration of Survivor Benefits.  Notwithstanding
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            anything herein to the contrary, the Committee, in its sole and absolute discretion, shall have the right to accelerate all of the payments due to a Beneficiary of a deceased Participant pursuant to Section 5.1 and Section 5.2 hereof and pay the present value of all such payments to such Beneficiary in one lump sum, provided that the Committee determines that acceleration and payment of the present value of the payments is required to alleviate an estate tax burden. For purposes of this section, present value shall be determined by using such factors as the Committee shall determine in its sole discretion."

                                      II.

            The following sentence is added at the end of Article X of the Plan to read as follows:

            "Any modification or amendment to the Plan or any action to terminate the Plan shall be evidenced in minutes of the Board meeting at which such action was taken or by a duly executed Board resolution."

                                      III.

            The last sentence of Section 11.1 of the Plan is hereby deleted in its entirety.


            IN WITNESS WHEREOF, the Parent Company has caused this Plan to be amended by signature of its duly authorized officer this 25th day of October,
                                                         ----        -------
1994.


                                  ANGELICA CORPORATION

                                    /s/ L. J. Young
                             By-----------------------------------------------
                                    Chairman of the Board
                             Its----------------------------------------------

                                                                  angelic2.amd